Exhibit 10.12.2

SECOND AMENDMENT AGREEMENT

This Agreement and Amendment No. 2 to the License Agreement (“Second Amendment Agreement”) is dated and effective as of August 22, 2017 (the “Second Amendment Effective Date”), and is made by and between the TRUSTEES OF TUFTS COLLEGE, a/k/a TUFTS UNIVERSITY, a Massachusetts non-profit educational corporation having offices at the Office of Technology Transfer and Industry Collaboration, Suite 75K-950, 136 Harrison Avenue, Boston, MA 02111 (“TUFTS”), and QUANTERIX CORPORATION (f/k/a Digital Genomics, Inc.), a Delaware corporation with a principal place of business at 113 Hartwell Avenue, Lexington, MA 02421 (“LICENSEE”). Each of LICENSEE and TUFTS may be referred to individually herein as a “Party” or collectively as the “Parties”.

WHEREAS, the Parties entered into an Exclusive License Agreement, effective as of June 1st”, 2007 (the “License Agreement”);

WHEREAS, the Parties amended the License Agreement effective April 29, 2013 (the “Amendment Agreement” or “First Amendment Agreement”) and LICENSEE issued to TUFTS shares of its non-voting Series C-1 Preferred Stock in consideration for the terms and conditions of the First Amendment Agreement;

WHEREAS, LICENSEE and bioMerieux SA entered into that certain Joint Development and License Agreement, effective November 14, 2012 (the “JDLA”), which JDLA was amended and restated effective December 22, 2016 (the “Amended JDLA”) (with both agreements collectively the “JDLA Sublicense”);

WHEREAS, LICENSEE and [***] entered into that certain Non-Exclusive License Agreement effective December 31, 2016 (the “[***] Sublicense”);

WHEREAS, pursuant to Section 3.3 of the License Agreement, LICENSEE granted a sublicense under its rights in Section 3.1 of the License Agreement to both bioMerieux SA in the JDLA Sublicense and [***] in the [***] Sublicense and received Sublicense Income; and

WHEREAS, the Parties desire to further amend the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TUFTS and LICENSEE hereby agree as follows:

1.             Definitions

Capitalized terms used herein, but not otherwise defined shall have the meanings set forth in the License Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.             License Agreement Amendment

2.1          Section 5.4 of the License Agreement (“License Maintenance and Sublicense Partnership Fees”) shall be amended to add the following as a new subsection 5.4(c):

(c)                                  Notwithstanding anything contrary in Section 5.4(b) of this Agreement, the one-time non-refundable milestone payment of [***] due to TUFTS for execution of the [***] Sublicense by LICENSEE pursuant to Section 5.4(b) of this Agreement may be paid by LICENSEE according to the following schedule: (a) [***] shall be due within fifteen (15) days of the Second Amendment Effective Date, and (b) unless the [***] Sublicense is earlier terminated, [***] shall be due within thirty (30) days of July l, 2019. LICENSEE shall further provide TUFTS with updates concerning the progress of [***] in the research and development of Licensed Products under the [***] Sublicense upon the completion of each milestone provided in Exhibit 3.4 of that agreement.

2.2          Section 5.5 of the License Agreement shall be deleted and replaced in its entirety as follows:

5.5          Sublicense Income:

(a)                                 Except as set forth in Sections 5.5(b) and 5.5(c) of this Agreement, in the event that, pursuant to Section 3.3 of this Agreement, LICENSEE grants a sublicense under its rights in Section 3.1 of this Agreement and receives Sublicense Income from a Sublicensee in respect of such grant within the period set forth below under the heading “Calendar Year,” LICENSEE agrees to pay TUFTS a percentage of such Sublicense Income as follows:

CALENDAR YEAR	% OF SUBLICENSE INCOME PAYABLE TO TUFTS
Prior to and including December 31, 2017	[***]
2018	[***]
2019	[***]
2020	[***]
2021	[***]
Starting on January 1, 2022 and all years thereafter until the expiration or termination of this Agreement pursuant to Article X of this Agreement.	[***]

(b)                                 Notwithstanding anything to the contrary in Section 5.S(a) of this Agreement, the Parties acknowledge and agree that with respect to the JDLA Sublicense:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(i)                                     the [***] upfront payment contemplated by Section 5.2.1 of the JDLA shall be deemed to constitute Sublicense Income to the extent actually received by LICENSEE, and LICENSEE agrees to pay TUFTS, and TUFTS agrees that its compensation payable to TUFTS for such payment shall be, an amount equal to [***] of any such Sublicense Income actually received by LICENSEE from bioMerieux SA;

(ii)                                  the [***] milestone payments contemplated by Section 5.2.1 of the JDLA are no longer payable pursuant to the Amended JDLA;

(iii)                               the [***] upfront payment contemplated by Section 5.2.1 of the Amended JDLA shall be deemed to constitute Sublicense Income and the Parties agree that the compensation payable to TUFTS for such payment shall be [***], due by LICENSEE within fifteen (15) days of the Second Amendment Effective Date.

For the avoidance of doubt, the exceptions provided under this Section 5.S(b) apply solely to the specific Sublicense Income payments identified herein, which specific payments shall not be subject to Section 5.5(a).

(c)                                  Notwithstanding anything to the contrary in Section 5.5(a) of this Agreement, the Parties acknowledge and agree that with respect to the [***] Sublicense:

(i)                                     the [***] upfront payment under Section 4.1.1 of the [***] Sublicense shall be deemed to constitute Sublicense Income and the Parties agree that the compensation payable to TUFTS for such payment shall be [***], due by LICENSEE within fifteen (15) days of the Second Amendment Effective Date.

For the avoidance of doubt, the exceptions provided under this Section 5.S(c) apply solely to the specific Sublicense Income payment identified herein, which specific payment shall not be subject to Section 5.5(a).

(d)                                 For purposes of the License Agreement (as amended by this Second Amendment Agreement):

(i)                                     “Sublicense Income” means any and all “Non-Royalty Sublicense Income” and/or “Royalty Sublicense Income” received from a Sublicensee by LICENSEE and its Affiliates.

(ii)                                  “Non-Royalty Sublicense Income” means payments or other value received from a Sublicensee by LICENSEE and its Affiliates in consideration of the grant of a sublicense of rights under Section 3.1 of this Agreement, including but not limited to license and upfront fees, milestone and success payments and license maintenance fees, and the fair market value of any non-cash consideration, but excluding (a) Royalty

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sublicense Income (as defined below), (b) Research Support Payments (as defined below); (c) payments for customary  patent  expenses  made  by  a  Sublicensee  as a reimbursement for patent expenses invoiced by TUFTS to LICENSEE with respect to the Licensed Patents pursuant to this Agreement (i.e. pass-through payments); (d) Eligible Third Party Payments (as defined below), if any, which are deductable in Calendar Years 2017 through 2021 according to the applicable schedule in Section 5.5(d)(iv) herein, and (e) payments made by a Sublicensee in consideration for the issuance of equity or debt securities of LICENSEE that do not exceed the Fair Market Value of such equity. Notwithstanding the foregoing, if a Sublicensee purchases equity of LICENSEE and the purchase price of such equity exceeds the Fair Market Value (as defined below) of such equity (such excess being referred to as the “Premium”), then the amount of such Premium shall be included as Non-Royalty Sublicense Income. “Fair Market Value” means: (i) if LICENSEE’s common stock is publicly traded on an exchange, the value of such equity using a per share price equal to the average of the reported closing prices of such stock on such exchange for the twenty (20) trading days prior to such purchase; or (ii) if LICENSEE’s common stock is not publicly traded, the value of such equity determined by LICENSEE’s Board of Directors in good faith based on the per share purchase price of LICENSEE’s most recent equity financing as of a date which is within thirty (30) days of the date as of which the determination is to be made.

(iii)                               “Research Support Payments” mean payments made to LICENSEE by a Sublicensee to fund, at reasonable cost, the expenses of bona fide research and development activities with respect to Licensed Products covered by rights granted in the Sublicense and only to the extent such costs are incurred after the effective date of such Sublicense pursuant to a written research and development plan and budget both as mutually agreed between LICENSEE and such Sublicensee. Additionally, such payments qualify as Research Support Payments only if used for (a) the purchase of equipment and supplies from a third party, (b) fully-loaded personnel costs and (c) do not exceed fair and customary compensation for such activities. For the purpose of clarity, Research Support Payments represent an eligible deduction from Non-Royalty Sublicense Income and do not represent an eligible deduction from Royalty Sublicense Income.

(iv)                              In the event that LICENSEE, in order to make, use or sell a Licensed Product/Licensed Service in the Field in cooperation with a Sublicensee, is required to pay a third party in connection with a license of necessary patent rights with issued claims from such third party that would otherwise be infringed by the manufacture, use or sale of the Licensed Product or Licensed Service that is the subject of such sublicense agreement, LICENSEE may deduct licensing fees due under such third party

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

agreement from amounts due to TUFTS pursuant to Section 5.5(d)(ii) on a sublicense-by-sublicense, Licensed Product-by-Licensed Product, and Licensed Service-by-Licensed Service basis according to the schedule provided in the remainder of this Section 5.5(d)(iv). “Eligible Third Party Payments” mean the payments by LICENSEE to a third party that fulfill the foregoing conditions and requirements of the first sentence of this Section 5.5(d)(iv).  In Calendar Years 2017, 2018 and 2019, LICENSEE may deduct [***] of any Eligible Third Party Payments in a given Calendar Quarter against any payments that are due to TUFTS pursuant to Section 5.5(d)(ii) in the same Calendar Quarter; provided, however, the resulting amounts due to TUFTS may never be reduced by more than [***] in any Calendar Quarter. In Calendar Years 2020 and 2021, LICENSEE may deduct [***] of any Eligible Third Party Payments in a given Calendar Quarter against any payments that are due to TUFTS pursuant to Section 5.5(d)(ii) in the same Calendar Quarter; provided, however, the resulting amounts due to TUFTS may never be reduced by more than [***] in any Calendar Quarter.  In Calendar Year 2022 and in all years thereafter until the expiration or termination of this Agreement, LICENSEE may not deduct any Eligible Third Party Payments and/or other amounts paid to a third party against any payments that are due to TUFTS pursuant to Section 5.5(d)(ii).

(v)                                 LICENSEE may receive compensation from a Sublicensee in connection with a sublicense agreement that includes both a grant of a sublicense ofrights under Article 3.1 of this Agreement and a grant of other rights or licenses or undertaking of other obligations. LICENSEE agrees that all compensation received from a Sublicensee in connection with a sublicense agreement will be defined in its entirety as Sublicense Income and LICENSEE may not apportion such compensation between amounts that LICENSEE considers attributable to the sublicense of rights under Article 3.1 and amounts LICENSEE attributes to the grant of other rights or licenses or undertaking of other obligations.  For the purpose of clarity, solely the deductions (a)-(d) listed under Subsection 5.5(d)(ii) qualify as eligible deductions from Non-Royalty Sublicense Income.

(vi)                              “Royalty Sublicense Income” means earned or running royalties on sales of Licensed Products and/or Licensed Services sold or provided by Sublicensees that are received by LICENSEE and/or its Affiliates. For the purpose of clarity, none of the deductions listed under Subsection 5.5(d)(ii) qualify as eligible deductions from Royalty Sublicense Income.

(vii)                           Notwithstanding any eligible deductions, Non-Royalty Sublicense Income due to TUFTS by LICENSEE and/or its Affiliates may never be reduced by operation of Section 5.5(d)(ii) by more than [***] of the amount which would be payable absent such deductions in any Calendar Quarter; except,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

however, TUFTS will consider in good faith future proposals for specific circumstances from LICENSEE that might result in a short-term reduction of Non-Royalty Sublicense Income payable to TUFTS by LICENSEE and/or its Affiliates by more than [***] in a given Calendar Quarter because of higher Research Support Payments if LICENSEE can make the credible argument that such Research Support Payments will establish a commercial opportunity that will benefit both LICENSEE and TUFTS in the long-term.

2.3          Section 5.8 of the License Agreement shall be deleted and replaced in its entirety as follows:

5.8          Reports and Payment.

(a)                                 Sublicense Income. Within thirty (30) days of the end of each Calendar Quarter during the term of this Agreement following the execution by LICENSEE of each sublicense, LICENSEE will deliver to TUFTS (i) a written report showing the Non-Royalty Sublicense Income received from any such Sublicensees, if any, the amounts of any permissible deductions from such Non-Royalty Sublicense Income pursuant to Section 5.5(d)(ii), and its computation of the amount of such Non-Royalty Sublicense Income due to TUFTS under this Agreement, (ii) a written report showing the Royalty Sublicense Income received from any such Sublicensees, if any, on a country-by-country, product-by-product and service-by-service basis and its computation of the amount of such Royalty Sublicense Income due to TUFTS under this Agreement, and (iii) payment of the full amount of the Sublicense Income shown to be due under this Agreement for such Calendar Quarter.

(b)                                 Royalty Payments . LICENSEE will report to TUFTS the date of the First Commercial Sale within thirty (30) days of occurrence. During the term of this Agreement, commencing with the Calendar Quarter in which the First Commercial Sale of a Licensed Product or Licensed Service occurs, within sixty (60) days after the end of each Calendar Quarter, LICENSEE will deliver to TUFTS: (a) a written report showing its computation of royalties due under this Agreement for such Calendar Quarter on a country-by-country, product-by-product and service-by-service basis; and (b) payment of the royalties shown to be due under this Agreement for such Calendar Quarter.

All Non-Royalty Sublicense Income, royalty and other payments due hereunder will be payable in United States Dollars, by check or wire transfer, and will be deemed received when funds are credited to TUFTS’ bank account as follows:

Bank:
Account Name:
Account Number:
ABA#:
SWIFT Code:
CHIPS Participant#:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Late payments will be subject to a charge of [***] per month, or the maximum rate of interest that can be charged under applicable law. With respect to sales of Licensed Products and Licensed Services, Non-Royalty Sublicense Income and/or other payments invoiced in United States Dollars, the sales and royalties, and/or other payments payable will be expressed in United States Dollars. With respect to sales of Licensed Products or Licensed Services Non-Royalty Sublicense Income and/or other payments invoiced in a currency other than United States Dollars, the sales and royalties and/or other payments payable will be expressed in their United States Dollar equivalent calculated using the applicable conversion rates for buying United States Dollars published by The Wall Street Journal on the last business day of the Calendar Quarter to which the royalty report relates and the report shall further disclose the exchange rate at which a conversion was calculated.

3.             Effect of Amendment Agreement

This Second Amendment Agreement amends the License Agreement as of the Second Amendment Effective Date, and, as applicable, the applicable provisions herein supplement the applicable provisions of the License Agreement and the First Amendment Agreement. The License Agreement, together with the First Amendment Agreement and Second Amendment Agreement, shall henceforth be read together and shall have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument. The License Agreement, as amended, shall continue in full force and effect for the remainder of the term thereof in accordance with the terms thereof and hereof.

[SIGNATURE PAGE FOLLOWS]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment Agreement to be executed by their duly authorized representatives as of the Second Amendment Effective Date.

TUFTS UNIVERSITY		QUANTERIX CORPORATION
By:	/s/ Larry Steranka	By:	/s/ Ernie Orticerio
Name: Larry Steranka, PhD		Name: Ernie Orticerio
Title: Senior Director		Title: SVP Finance & Corp. Dev.

Signature Page to Amendment Agreement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.